Accounts receivable	3 Months Ended
Mar. 31, 2026
Receivables [Abstract]
Accounts receivable
6. Accounts receivable:

	March 31, 2026	December 31, 2025
Customer trade receivables	$2,652	$2,675
Holdback receivable	—	5,811
Other receivables	1,043	2,032
Due from related parties (note 13)	290	274
Allowance for expected credit losses	(460)	(615)
	$3,525	$10,177
The Company expects to receive $9,391 (€8,000) from proceeds held in escrow, which are included in holdback receivable and other long-term assets. The proceeds held in escrow will be released to the Company in tranches by early and mid-year 2027. Purchase price adjustments may impact the final proceeds received from the Purchaser pending satisfaction of certain general representations and warranties provided by the Company that are customary in nature. During the three months ended March 31, 2026 the Company collected in full the first tranche of holdback receivables of $6,493 (€5,500) and recognized a gain in other income of $649.